Exhibit 99.1
© 2021 GlycoMimetics, Inc. All rights reserved. Glycobiology-based therapeutics Transforming lives NASDAQ: GLYC March 2023

• To the extent that statements contained in this presentation are not descriptions of historical facts, they are forward-looking statements reflecting the current beliefs and expectations of the management of GlycoMimetics, Inc. (“GlycoMimetics,” “we,” “us,” or “our”). Forward-looking statements contained in this presentation may include, but are not limited to: (i) the expected or projected timing of events and data readout from ongoing Phase 3 clinical trials of uproleselan; (ii) the planned or potential clinical development and potential indications, benefits and impact of our drug candidates, including uproleselan; (iii) the timing of receipt of clinical data; (iv) the potential safety, efficacy or clinical utility of our drug candidates; (v) the size of patient populations targeted by drug candidates we or our collaborators develop, and market adoption of our potential drug candidates by payors, physicians and patients; (vi) the likelihood and timing of regulatory filings, approvals or other anticipated interactions with regulatory authorities; (vii) our business and product development strategies, including our cash needs and expected cash runway; and (viii) any other statement containing terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. • Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those discussed, implied or otherwise anticipated by such statements. You are cautioned not to place undue reliance on such forward-looking statements, which are current only as of the date of this presentation. Examples of risks, uncertainties and factors that may cause differences between our expectations and actual results include unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, lower than expected enrollment rates in clinical trials, whether results of early clinical trials will be indicative of results from later clinical trials, changes in expected or existing competition or additional market research that may cause our expectations about market opportunity to change, changes in the regulatory environment for our drug candidates, failure of our collaborators to support or advance our collaborations or drug candidates, our need for future capital, the inability to adequately protect our intellectual property, and becoming a party to litigation or other disputes. For a further description of the risks associated with forward-looking statements, as well as other risks facing GlycoMimetics, please see the risk factors described in the Company’sAnnual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 3, 2022, its Quarterly Report on Form 10-Q filed with the SEC on November 9, 2022, and other reports we file with the U.S. Securities and Exchange Commission from time to time, including those factors discussed under the caption “Risk Factors” in such filings. Forward-looking statements speak only as of the date of this presentation, and GlycoMimetics undertakes no obligation to update or revise these statements, except as may be required by law. Forward-Looking Statements 2

Pioneers in glycobiology-based therapies for cancers and other rare diseases Strong Foundation with Near-Term Catalysts and Broad Pipeline Uproleselan: Multiple Late-Stage Clinical Trials • Fully enrolled Phase 3 trial in R/R AML (n=388), OS events trigger currently projected for ~1H-2024 • Fully enrolled Phase 2 trial in front-line AML (n=267) ongoing, NCI-sponsored • Ongoing ISTs in other AML populations. Preliminary data presented at ASH 2022 • Novel MOA  potential broad utility with Breakthrough Therapy, Fast Track, and Orphan designations 3 Broad Early-Stage Pipeline • Novel small molecules inhibit carbohydrate signaling • GMI-1687 • Targets sickle cell pain crises • Cleared FDA 30-day IND review • GMI-2093 • Targeting fibrotic diseases • First oral Galectin-3 antagonist Targeted Operational Execution • Recent Key Leadership Hires  purpose-driven biotechnology team • Deep expertise in regulatory, medical and commercialization across hem/onc therapies

A Portfolio of Exciting Product Candidates

GlycoMimetics

Submit Registration for Regulatory Approval

PROGRAM	THERAPEUTIC AREA	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	MARKET	PARTNER
		DISCOVERY - PRECLINICAL		CLINICAL			MARKET	
SELECTINS								
UPROLESELAN (GMI-1271)	Relapsed / Refractory AML	Fully Enrolled 388 patients Nov 2021 – Events trigger projected ~1H-24						apollomics*
	Newly Diagnosed "Fit" AML	Fully Enrolled 267 patients Dec 2021						
GMI-1687	SCD Vaso-occlusive Crisis and AML	IND Cleared June 2022						apollomics*
GALECTINS								
GMI-2093	Fibrosis and Oncology	Lead declared March 2022						

* Greater China

4

Breakthrough Therapy Designation in AML Uproleselan (GMI-1271)

SIGNIFICANT UNMET NEED IN AML Significant Lowest 5-Year Survival of all Leukemias1 1. SEER 2022 Statistics 21,450 New Cases All Other Leukemias Estimated New Cases (2022) 5-Year Relative Survival (2011 – 2018) 20,050 New AML Cases All Other Leukemias 70.4 87.9 70.8 30.5 0 20 40 60 80 100 CML CLL ALL AML Survival Rate % 6 Estimated New Cases (2022)

Uproleselan: First-in-Class E-Selectin Antagonist to Address Resistance Pathways in AML

GlycoMimetics



LEUKEMIC STEM CELL
CD62E
sLeX
E-SELECTIN
VASCULAR ENDOTHELIAL CELL





NUCLEUS
MRNA
LEUKEMIC STEM CELL
NfKB

E-selectin:

- ✓ Adhesion molecule constitutively expressed in bone marrow microvasculature
- ✓ Up-regulated by Leukemic Stem Cells and AML blasts via secreted inflammatory mediators

E-selectin/E-selectin Ligand Interaction:

- ✓ Enables AML blast sequestration in bone marrow
- ✓ Activates pro-survival NF-kB pathways
- ✓ E-selectin ligand sLe^x up-regulated on AML cells via multiple distinct drug resistance mechanisms

Uproleselan, an E-Selectin Antagonist:

- ✓ Releases AML blasts from vascular sequestration, agnostic to AML mutational status
- ✓ Disrupts NF-kB mediated chemoresistance pathways
- ✓ Potential broad utility across AML

7

• 41% CR/CRi; 8.8 mos. Median Overall Survival in Relapsed/Refractory AML • 72% CR/CRi; 9.2 mos. Event Free Survival in Newly Diagnosed AML • MRD-negativity in >50% of evaluable patients • Enhancing depth of response • E-selectin ligand expression • Detectable in every patient tested • Higher levels in R/R patients achieving CR/CRi, MRD-and prolonged median OS UPROLESELAN in R/R and Newly Diagnosed AML Patients Phase 1/2 Results 8 Percent MRD Negative 0% 10% 20% 30% 40% 50% 60% 70% 80% R/R AML (N=16) Newly Dx AML (N=9) Results Published in Blood February ‘22

UPROLESELAN

Potential Foundational Backbone Across Spectrum in AML

GlycoMimetics

~20,240 Newly Diagnosed AML Patients in the U.S.[1]

~12,000 "Fit" patients eligible for intensive chemotherapy

~8,000 "Unfit"

12K PATIENTS/YEAR

NEWLY DIAGNOSED, ELDERLY AML
NCI-Sponsored Phase 2/3
Combination of Uproleselan + 7&3

8K PATIENTS/YEAR

Recent venetoclax approval

8.5K PATIENTS/YEAR

RELAPSED / REFRACTORY AML
GMI-Sponsored Phase 3
Combination of Uproleselan + MEC/FAI

UPROLESELAN VALUE PROPOSITION

- Improve achievement / depth of remission
- Extend overall survival
- Mitigate chemotherapy-related toxicity

1. SEER 2021 Statistics

9

MRD negativity and HSCT both favorably prognostic

Overall Survival by MRD status


1.0
0.8
0.6
0.4
0.2
0
Survival probability
MRD negative
MRD positive
0
2
4
6
8
10
12
Time from start of therapy, y

- Meta-analysis of 81 studies (N >11,000)
  - MRD negativity prognostic for superior OS
  - Average OS MRD HR 0.36,
  - Independent of age, subtype, timing, method

Short, et al. JAMA Oncology 2020 6(12): 1890-1899

Overall Survival by HSCT


100
80
60
40
20
0
Overall survival, %
Transplant group: Median (95% CI)
Transplanted: NA (8-NA)
Non-transplanted: 5.8 (3.7-9.4)
Log-rank p-value: <0.001
Transplanted
Non-transplanted
Censored
0
4
8
12
16
20
24
28
32
Time, months
At risk, n
Transplanted 17 17 13 12 5 4 3 2 0
Non-transplanted 37 24 16 7 3 0

- Uproleselan Phase 1/2 overall survival by HSCT
  - N=54 R/R AML patients at 10 mg/kg RP2D
  - 10 longest survivors all MRD-negative
  - Overall MRD-negative: 56% 1L, 69% R/R

DeAngelo et al, Blood 2022 139(8):1135-1146.

10

UPROLESELAN Relapsed / Refractory AML Phase 3 Study Design KEY ELIGIBILITY CRITERIA • ≥18 and ≤75 years in age • Either primary refractory or relapsed (first or second relapse) AML • Eligible for intensive salvage treatment • <1 prior HSCT Placebo plus MEC or FAI (n=190) Placebo plus HiDAC or IDAC Upro plus MEC or FAI (n=190) Upro plus HiDAC or IDAC 1:1 Randomization (stratified by age, disease status and backbone chemo) Induction (1 Cycle) Consolidation (Up to 3 Cycles) Follow-Up for Overall Survival not censored for transplant. MEC: Mitoxantrone, etoposide and cytarabine FAI: Fludarabine, cytarabine and idarubicin HiDAC/IDAC: High-dose or Intermediate-dose cytarabine Randomize 1:1 Enrollment of 388 Completed in November 2021 11

• 380 planned, 388 enrolled • FPFV- November 2018 • LPFV- November 2021 • 11 patients (3%) lost to follow-up Study GMI-1271-301 Enrollment 388 0 50 100 150 200 250 300 350 400 0 10 20 30 40 50 60 70 80 Oct 2018 Nov 2018 Dec 2018 Jan 2019 Feb 2019 Mar 2019 Apr 2019 May 2019 Jun 2019 Jul 2019 Aug 2019 Sep 2019 Oct 2019 Nov 2019 Dec 2019 Jan 2020 Feb 2020 Mar 2020 Apr 2020 May 2020 Jun 2020 Jul 2020 Aug 2020 Sep 2020 Oct 2020 Nov 2020 Dec 2020 Jan 2021 Feb 2021 Mar 2021 Apr 2021 May 2021 Jun 2021 Jul 2021 Aug 2021 Sep 2021 Oct 2021 Nov 2021 # Subjects Randomized # Activated Sites # Activated Sites # Subjects Randomized

13 UPROLESELAN Phase 3 Patient Characteristics Broadly Similar to Phase 2 Relapsed/Refractory Patient Demographics 301 Study N=388 201 Study N=66 Age, median (range) 58 (20-75) 59 (26-84) Refractory, n (%) 129 (33%) 22 (33%) Relapsed, n (%) 259 (67%) 44 (67%) Duration of prior remission ≤6 mos 49 (19%) 18 (41%) Prior Therapies HSCT 70 (18%) 12 (18%) ≥2 Induction Regimens 63 (16%) 22 (33%) ELN Risk Category Adverse 42% 50% Intermediate 23% 17% Favorable 21% 11% Unknown 14% 22%

10% 20% 30% 40% 50% 60% 70% 80% 90% RCT Prospective cohort study Retrospective study Phase I or II study Note: outcomes with intensive chemotherapy may be heavily impacted by patient characteristics including age, ELN risk, disease status and prior therapy, and that patient numbers are small for some of the data shown. Size of bubble is proportional to sample size. 18mo 16mo 14mo 12mo 10mo 8mo 6mo 4mo 2mo 0% Median OS HSCT Rates Single center (Italy); N=55; 51y Single center (Germany); N=132; 52y AlloHSCT rates in R/R AML are highly variable and depend largely on efficacy of salvage regimen and patient/disease characteristics. Intensive Chemotherapy (IC) in R/R AML Typical ~6-7 months mOS and HSCT rates ~25-30% 14

5.1 3.3 6.3 5.4 6.8 7.7 5.1 3.5 6.6 6.4 6.8 0 2 4 6 8 10 12 14 Lintuzumab + MEC vs. MEC Elacytarabine vs. Inv. Choice IDAC +clofarabine vs IDAC Guadecitadine vs Inv. choice Various salvage regimens Idasanutlin + IDAC vs. IDAC Upro Phase 1/ 2 ≈ 8.8 mos.1 1 Follow-up period cutoff at 9.7 mons to focus on Phase 3. 15 patients (28%) in RP2D population were censored for OS 15 Historical Intensive Chemotherapy benchmarks for mOS are ~6 months Phase 3, RCT, N=191 Feldman et al, JCO 2005 Phase 3, RCT, N=381 Roboz et al, JCO 20142 Phase 3, RCT, N=320 Faderl et al, JCO 2011 Retrospective Review N=850+ 4, Megias-Vericat et al, Ann Hematol 2018 Phase 3, RCT, N=302 Roboz et al, Blood 20213 Phase 3, RCT, N=447 Konopleva et al, Blood Advances 2022 mOS Historical IC benchmark ≈ 6 mos.2 2 Historical OS reflects control arms Note: patient outcomes for IC eligible populations often vary depending upon patient and disease characteristics 3 Control group includes patients on MEC and FLAG-IDA 4 All patients in this analysis received MEC Control Investigational

Duration of Follow-Up and Outcomes in Key AML Trials

GlycoMimetics



R/R N=381
Clavis – Elacytarabine (CLAVELA Trial); mOS 3.5 v. 3.3 mo.
<6 mos*
R/R N=711
Sunesis – Vosaroxin (VALOR Trial); mOS 7.5 v. 6.1 mo.
~6 mos*
R/R N~320
Sanofi – Clofarabine (CLASSIC I Trial); mOS 6.6 v. 6.3 mo.
6.2 mos
R/R N=447
Roche – Idasanutlin (MIRROS Trial); mOS 6.8 v. 7.7 mo.
6.7 mos
Failed on OS
FLT3+ R/R N=371
Astellas - XOSPATA (Gilteritinib) – ADMIRAL Trial; mOS 9.3 v. 5.6 mo.
17.8 mos
sAML N=309
Jazz - VYXEOS (CPX-351); mOS 9.5 v. 5.9 mo.
20.7 mos
Succeeded on OS
R/R N=388
Uproleselan 301 Trial
≥25 months median follow-up (as of March 2023)
Current projected events trigger 1H 2024

* Median follow-up stated at time of event trigger and derived from protocol and/ or final results as it was not included in the publication

16

Follow-Up Versus Outcome in Select AML Trials 17 Trial Median Survival (mos) Enrollment (mos) Median Follow-up (mos) Enrolled (N) Events OS HR P-value CLAVELA 3.5 vs 3.3 mos 28 < 6 381 302 0.97 0.96 VALOR 7.5 vs 6.1 mos 33 ~ 6 711 562 0.87 0.0610 CLASSIC I 6.6 vs 6.3 mos 38 6.2 320 258 1.00 1.00 MIRROS 6.8 vs 7.7 mos 48.5 6.7 436 296 1.09 0.52 VIALE-A 15 vs 10 mos 27 20.5 433 270 0.66 < 0.001 VYXEOS 9.6 vs 6.0 mos ~24 20.7 309 236 0.69 0.003 ADMIRAL 9.3 vs 5.6 mos 28 17.8 371 258 0.64 < 0.001 Uproleselan TBD 36 >25 (Mar 23) 388 295 TBD TBD

UPROLESELAN

Potential Foundational Backbone Across Spectrum in AML

GlycoMimetics

~20,240 Newly Diagnosed AML Patients in the U.S.[1]

~12,000 "Fit" patients eligible for intensive chemotherapy

~8,000 "Unfit"

12K PATIENTS/YEAR
NEWLY DIAGNOSED, ELDERLY AML
NCI-Sponsored Phase 2/3
Combination of Uproleselan + 7&3

8K PATIENTS/YEAR
Recent Venetoclax approval

8.5K PATIENTS/YEAR
RELAPSED / REFRACTORY AML
GMI-Sponsored Phase 3
Combination of Uproleselan + MEC/FAI

UPROLESELAN VALUE PROPOSITION

- Improve achievement / depth of remission
- Extend overall survival
- Mitigate chemotherapy-related toxicity

1. SEER 2021 Statistics

18

UPROLESELAN NCI / Alliance Frontline “Fit” AML Phase 2/3 Study Design KEY ELIGIBILITY CRITERIA • ≥ 60 years in age • AML and fit for 7+3 • Includes sAML • Excludes FLT3+ 7&3 (n=131) IDAC Upro plus 7&3 (n=131) Upro plus IDAC Induction (1 Cycle) Consolidation (Up to 3 Cycles) Follow-Up for EFS & Phase 3 Go/No-Go 7&3: Cytarabine and daunorubicin IDAC: Intermediate-dose cytarabine Randomize 1:1 Phase 2 portion fully enrolled in December 2021 19

UPROLESELAN HMA Resistance is Driven by E-selectin, Broken by Uproleselan *SOHO September 2020 Control 5-azacytidine 5-azacytidine → GMI-1271 KG1 AML cells were incubated for 96 hours in the absence or presence of 100 nM 5-azacytidine, labeled with calcein and allowed to adhere to E-selectin coated plates (control and 5-azacytidine above). After 45 minutes of adhesion, Uproleselan was added to the wells and fluorescence determined after 30 minutes (5-azacytidine → Uproleselan above). UPROLESELAN INHIBITS BINDING OF BLASTS 358 561 55 0 100 200 300 400 500 600 700 Fluorescence 20

UPROLESELAN / VENETOCLAX / HMA COMBINATION Significantly Reduces Leukemia Burden* *ASH December 2020 AML-PDX FROM A VENETOCLAX / HMA RESISTANT PATIENT Venetoclax Uproleselan Ven+5Aza Combination 21

ASH 2022: First Clinical Uproleselan Data Generated Outside of GlycoMimetics-Sponsored Trials 22 Uproleselan data from two investigator-sponsored trials presented at ASH in December 2022 A Phase I Study of Uproleselan Combined with Azacitidine and Venetoclax for the Treatment of Older or Unfit Patients with Treatment Naïve Acute Myeloid Leukemia Brian Jonas, M.D., Ph.D., of the University of California, Davis Publication Number: 2764 Encouraging safety and evidence of disease activity • 8 evaluable patients with poor prognosis • 6/8 (75%) were ELN 2017 adverse risk disease • 3/8 (38%) had complex cytogenetics • Data outcomes • 6/8 (75%) CR/CRi • 5/8 (63%) full CR • 1/8 (13%) CRi • 5/8 (63%) CR/CRi responses occurred with cycle 1 • 4 CR/CRi MFC MRD negative • 50% overall MRD negative rate • 67% among CR/CRi responders Uproleselan added to Cladribine Plus Low Dose Cytarabine (LDAC) in Patients with Treated Secondary Acute Myeloid Leukemia (TS-AML) Emmanuel Almanza-Huante, M.D. Publication Number: 1448 62% ORR in very high-risk patient population • 9 evaluable patients • All patients had unfavorable features by ELN 2017 • Data outcomes • Combination of Cladribine + LDAC with uproleselan overall well tolerated with few treatment-related AEs • No dose-limiting toxicities observed on dose levels -1 or 1

Treatment of Acute Vaso-occlusive Crisis (VOC) in Patients with Sickle Cell Disease GMI-1687

Significant Unmet Need Remains in SCD

Prevalence

~100K
SCD patients in the US

~1 in 365
Black Americans affected at birth

25-30yr
Reduction in average life expectancy

Symptoms

Vaso-occlusive crises (VOCs), also referred to as pain crises, are the clinical hallmark of SCD

>90%
of hospitalizations due to VOC

↑Risk of
Stroke
Acute Chest Syndrome
Renal failure

Current Treatments

Voxeletor
<1
VOC improvement per yr (From 3.19 to 2.77 VOCs/yr)

Crizanlizumab-tmca
~1
VOC improvement per yr (From 3 to 1.6 VOCs/yr)

24

Centers for Disease Control and Prevention. Sickle cell disease (SCD) accessed May 4, 2021 Lanzkron S, et al. Pub Health Rep. 2013;128:110-116. Ballas, S.K. American Journal of Hematology DOI: 10.1002/ajh.21443. Centers for Disease Control and Prevention. Sickle cell disease (SCD) accessed Aug, 2022; Sins JWR, et al.,. Blood Adv. 2017;1(19):1598–616

Even with Prophylactic and Gene Therapy Approaches, Acute VOC Will Remain A Significant Unmet Medical Need

GlycoMimetics

Prophylactic Therapies
(Approved & Selected In Development)

Voxeletor
30% reduction in VOC
(ASH 2021 Real World Data)

Hydroxyurea
50% reduction in VOC

Crizanlizumab-tmca
45% reduction in VOC
(SUSTAIN Study)

Inclacumab
P-selectin mAb
(Likely 45% reduction in VOC)

PF-07209326 (Pfizer)
E-selectin mAb
(Phase 1)

Use impacted by disparities in access to care, socioeconomic factors and toxicity (e.g. HU-myelosuppression; Advakeo – liver pathologies)

Gene Therapies
(Selected In Development)

Vertex/CRISPR EXA-CEL

EDITAS EDIT-301

Intellia BCL11A

Sangamo BCL11A


30%
6+ VOCs
CLINICALLY VISIBLE VOCs
2-5 VOCs
50%
SUBCLINICAL
Ongoing, Silent VOCs
0-1 VOC
20%

220,000 – 450,000 VOCs/year
(in the era of prophylactic therapies)

On-Demand Acute VOC Therapies
(Selected In Development)

GlycoMimetics

GMI-1687 E-selectin antagonist

Dampier et al. 2017 American Society of Hematology Annual Meeting. Abstract# 4660.
N Engl J Med 2019; 381:509-51; N Engl J Med 2017; 376:429-439

25

For patients treated within first quartile of treatment timeliness (<26.4hrs), a meaningful, statistically significant benefit was seen across study endpoints RESET Early Intervention Resulted In Clinical Benefit 26 TTRD = time to readiness for discharge; TTD = time to discharge; TTDIVO = time to discontinuation of IV opioids; CIVO = cumulative IV opioid use T. Wun, ASH 2020

GMI-1687 leverages years of research to empower patients to take control of their disease

GlycoMimetics



Potentially changing the treatment paradigm to convenient, early, on-demand disease modifying therapy



Lessons Learned	GMI-1687
E-selectin drives acute VOC[1]	• **Fast-acting**, small molecule inhibitor against E-selectin to block endothelial activation and multicellular adhesion that are the foundation of acute VOC • ≥500-fold more potent than rivipansel
Treatment early during VOC is critical	• Patients (or caregiver) can potentially **self-administer** GMI-1687 via an autoinjector upon recognition of an acute VOC episode • 100% bioavailable following subcutaneous administration
Too little, too late - must give full doses	• **Optimize dose and regimen** based on reductions in sE-selectin – drive and sustain • Agreed to as part of FDA Pre-IND Meeting

FDA "Safe to Proceed" Clearance for IND in June 2022

27

[1] Morikis et al, Frontiers in Immunology, April 2021, Vol. 12, Article 663886

Potential Treatments in Oncology, Inflammation and Fibrosis GALECTIN-3 INHIBITORS

• Target: Galectin-3 carbohydrate-binding protein • GMI-2093 development candidate • Relevance: Central role in fibrosis and cancer • Inflammation, aberrant cell activation/proliferation, fibrogenesis • Blockade may prevent/reverse fibrosis following organ damage • Antifibrotic/antitumor activity in various disease models • Chemistry: Rationally designed with proprietary platform • Differentiation: Compounds have high binding affinity and specificity for Galectin-3 • Orally bioavailable The Promise of Targeting The Galectins: Modulating The Immune And Inflammatory Response to Cancer and Fibrosis GALECTIN-3 ANTAGONISTS Highly Potent and Highly Differentiated 29

Pioneers in glycobiology-based therapies for cancers and other rare diseases Strong Foundation with Near-Term Catalysts and Broad Pipeline Uproleselan: Multiple Late-Stage Clinical Trials • Fully enrolled Phase 3 trial in R/R AML (n=388), OS events trigger currently projected for ~1H-2024 • Fully enrolled Phase 2 trial in front-line AML (n=267) ongoing, NCI-sponsored • Ongoing ISTs in other AML populations. Preliminary data presented at ASH 2022 • Novel MOA  potential broad utility with Breakthrough Therapy, Fast Track, and Orphan designations 30 Broad Early-Stage Pipeline • Novel small molecules inhibit carbohydrate signaling • GMI-1687 • Targets sickle cell pain crises • Cleared FDA 30-day IND review • GMI-2093 • Targeting fibrotic diseases • First oral Galectin-3 antagonist Targeted Operational Execution • Recent Key Leadership Hires  purpose-driven biotechnology team • Deep expertise in regulatory, medical and commercialization across hem/onc therapies

© 2021 GlycoMimetics, Inc. All rights reserved. THANK YOU! www.glycomimetics.com NASDAQ: GLYC